UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 16, 2017

(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941

(Address of principal executive offices, including zip code)

(415) 965-8030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2017, Four Corners Property Trust, Inc. (“the Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2016 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal One: Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2018 and until their respective successors are elected and qualified.

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non- Votes
William H. Lenehan	48,124,712	121,439	28,059	5,751,931
Douglas B. Hansen, Jr.	48,100,008	145,424	28,778	5,751,931
John Moody	48,116,037	129,647	28,526	5,751,931
Marran H. Ogilvie	48,088,763	156,319	29,128	5,751,931
Paul E. Szurek	48,103,492	141,458	29,260	5,751,931

Proposal Two: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes Cast For	Votes Cast Against	Abstentions
53,928,207	60,329	37,605

Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
46,681,594	1,463,138	129,478	5,751,931

Proposal Four: Selection, on a Non-Binding Advisory Basis, of the Frequency with which the Company will Conduct the Non-Binding Advisory Vote on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, whether to hold the advisory vote on executive compensation every one, two or three years as set forth below.

1 Year	2Years	3 Years	Abstentions	Broker Non-Votes
38,362,786	97,441	9,706,245	107,738	5,751,931

In light of this vote, the Company intends to include the advisory stockholder vote on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation. The Company is required to hold a vote on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
James L. Brat General Counsel and Secretary

Date: June 22, 2017